UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2020

COUNTERPATH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35592

(Commission File Number)

20-0004161

(IRS Employer Identification No.)

Suite 300, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3
(Address of principal executive offices and Zip Code)

(604) 320-3344

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CPAH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On December 6, 2020, CounterPath Corporation (the "Company"), a Nevada corporation,  Alianza, Inc., ("Alianza"), a Delaware corporation, and CounterPath Merger Sub, Inc. ("Merger Sub"), a Nevada corporation and a wholly-owned subsidiary of Alianza, entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that, among other things, Alianza will acquire the Company in exchange for cash. The Merger Agreement was unanimously adopted by a special committee of certain independent members of the board of directors of the Company (the "Board") as well as the full Board.

Under the Merger Agreement, Merger Sub will merge with and into the Company (the "Merger") with the Company continuing as the surviving corporation, which will be a wholly owned subsidiary of Alianza. At the effective time of the Merger (the "Effective Time"), by virtue of the Merger and without any further action on the part of the Company, Merger Sub, Alianza or any holder of shares of common stock of the Company or Merger Sub, each share of common stock of the Company issued and outstanding immediately prior to the Effective Time (other the dissenting shares and the shares held by the Company, Alianza or Merger Sub) will be converted into the right to receive US$3.49 in cash, without interest (the "Merger Consideration") and net of any withholding.

The Merger is subject to customary closing conditions, including but not limited to (i) approval of the Merger Agreement by the holders of a majority of shares of common stock of the Company and by the holders of a majority of shares of common stock of the Company held by the minority stockholders as required by Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions adopted by certain Canadian securities regulators, (ii) there not being dissenting shares representing more than 4% of the outstanding shares of common stock of the Company and (iii) the amended and restated employment agreements between Alianza and certain key employees being in full force and effect.

Under the Merger Agreement, the Company may not solicit an alternative acquisition proposal or, subject to exceptions that permit the Company's directors to take actions required by their fiduciary duties, change the recommendation to the Company's stockholders to approve the Merger, or enter into any agreement relating to an alternative acquisition proposal.

The Merger Agreement may be terminated under certain specified circumstances, including (i) by either the Company or Alianza if the Merger is not consummated on or before May 31, 2021 (the "End Date"), provided that Alianza must pay the Company a termination fee of US$1.5 million if the Merger Agreement is terminated solely due to Alianza's failure to pay the Merger Consideration in full by the End Date, (ii) by the Company in order for the Company to enter into an agreement with respect to a superior proposal, so long as the Company complies with certain notice and other requirements relating to an alternative acquisition proposal, in which case the Company must pay Alianza a termination fee of US$1.5 million, and (iii) by Alianza due to a change of recommendation by the Board or if the Company commits a willful breach of certain notice and other requirements relating to an alternative acquisition proposal, in which case the Company must pay Alianza a termination fee of US$1.5 million,.

Each of Alianza, Merger Sub and the Company has made customary representations and warranties and agreed to customary covenants in the Merger Agreement.

As an inducement to the parties entering into the Merger Agreement, on December 6, 2020, certain stockholders of the Company, beneficially owning, in the aggregate, approximately 51.1% of the outstanding shares of common stock of the Company entered into a voting agreement, pursuant to which, among other things, such stockholders agreed to vote to approve the Merger Agreement and to take certain other actions in furtherance of the Merger.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Important Statement Regarding the Merger Agreement

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Alianza, Merger Sub or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by the Company, on the one hand, and by Alianza and Merger Sub, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure letter delivered in connection with the signing of the Merger Agreement. The disclosure letter contains information that has been included in the Company's general prior public disclosures, as well as potential additional non-public information. While the Company does not believe that the disclosure letter contains information required to be publicly disclosed under the securities laws other than information that has already been so disclosed, the disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the Company, on the one hand, and Alianza and Merger Sub, on the other hand. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company, Alianza or Merger Sub at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company plans to file relevant materials with the United States Securities and Exchange Commission (the "SEC"), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to each stockholder entitled to vote at the meeting of the Company's stockholders relating to the Merger. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov). In addition, security holders will be able to obtain free copies of the proxy statement from the Company by contacting Chief Executive Officer by mail at Attn: Chief Executive Officer, Suite 300, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia V7X 1M3, Canada.

Certain Information Regarding Participants

The Company, Alianza, and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company's stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its proxy statement for the Company's annual meeting of stockholders held on September 24, 2020, which was filed with the SEC on August 21, 2020, as supplemented by the Company's current report on Form 8-K filed with the SEC on September 15, 2020. To the extent holdings of such directors and executive officers in the Company's securities are not reported, or have changed since the amounts described in the proxy statement for the Company's annual meeting of stockholders held on September 24, 2020, such changes may be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov.

Notice Regarding Forward-Looking Statements

This current report on Form 8-K contains "forward-looking statements." Statements in this current report on Form 8-K that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, outlook, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the following: the satisfaction of the conditions to closing, including the approval of the Merger Agreement by the stockholders of the Company and the number of dissenting shares. The material assumptions supporting these forward-looking statements include, among others, that Alianza will have available sufficient cash or other sources of available funds by the closing date to pay for the shares of the Company and the payment of all fees, costs and expenses to be paid by Alianza related to the Merger. It is important to note that actual outcomes and the Company's actual results could differ materially from those in such forward-looking statements. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others: (1) any direct or indirect negative potential impact or harm that COVID-19 may actually have on the Company's business or its potential/current clients' businesses; (2) the lack of cash flow which may affect the Company's ability to continue as a going concern; (3) the variability in the Company's sales from reporting period to reporting period due to extended sales cycles as a result of selling the Company's products through channel partners or the length of time of deployment of the Company's products by its customers; (4) the Company's ability to manage its operating expenses, which may adversely affect its financial condition and ability to continue to operate as a going concern; (5) the Company's ability to remain competitive as other better financed competitors develop and release competitive products; (6) the impact of intellectual property litigation that could materially and adversely affect the Company's business; (7) the success by the Company of the sales of its current and new products; (8) the impact of technology changes on the Company's products and industry; (9) the failure to develop new and innovative products using the Company's technologies including the refresh of the Company's Software-as-a Service (SaaS) solution; (10) continuation or acceleration of the work at home movement; (11) the Company and Alianza being unable to realize the anticipated synergies from the Merger; (12) the Company's and Alianza's ability to raise the additional funding that they may need to continue their business, capital expansion and sales activity; (13) the risks that the conditions to the closing of the Merger are not satisfied, including the failure to obtain stockholder approvals for the Merger in a timely manner or at all; (14) uncertainties as to the timing of the closing of the Merger and the ability of each of the Company and Alianza to consummate the Merger; (15) the risks related to the failure or delay in obtaining required approvals from the Toronto Stock Exchange, the Nasdaq Stock Market or any governmental or quasi-governmental entity necessary to consummate the Merger; (16) risks related to the market price of the common stock of the Company; (17) significant transaction costs and unknown liabilities; (18) litigation or regulatory actions related to the Merger; (19) risks related to Alianza's ability to have sufficient cash or other sources of available funds by the closing date to pay for the shares of the Company and the payment of all fees, costs and expenses to be paid by Alianza related to the Merger; and (20) the inherent uncertainties with mergers, acquisitions and other business combinations. Readers should also refer to the risk disclosures outlined in the Company's quarterly reports on Form 10-Q, the Company's annual reports on Form 10-K, and the Company's other disclosure documents filed from time-to-time with the Securities and Exchange Commission at www.sec.gov and the Company's interim and annual filings and other disclosure documents filed from time-to-time on SEDAR at www.sedar.com. These forward-looking statements are made as of the date of this current report on Form 8-K, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States and Canada.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

2.1*	Agreement and Plan of Merger, dated as of December 6, 2020, by and among CounterPath Corporation, Alianza, Inc. and CounterPath Merger Sub, Inc.

* Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the SEC upon request any omitted schedule or exhibit to the Agreement and Plan of Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH CORPORATION

By:  /s/ David Karp

 David Karp

 Chief Executive Officer

Dated:  December 7th, 2020